UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2018
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PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37666	47-4668380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Parkway, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 541-7777
N/A
(Former name or former address, if changed since last report)
 ______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2018, Pinnacle Entertainment, Inc. (“Pinnacle”), issued a press release announcing the “Results of Operations and Financial Condition” for the second quarter ended June 30, 2018. A copy of this press release is being furnished as Exhibit 99.1 to this Form 8-K.
Item 8.01 Other Events.

The disclosure set forth under Item 2.02 of this Form 8-K is incorporated by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release dated August 2, 2018, issued by Pinnacle Entertainment, Inc.

Important Additional Information

In connection with the proposed transaction, on February 8, 2018, Penn National Gaming, Inc. (“Penn”) filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that contains a joint proxy statement of Penn and Pinnacle and also constitutes a prospectus of Penn (the “joint proxy statement/prospectus”). The registration statement was declared effective by the SEC on February 28, 2018 and Penn and Pinnacle commenced mailing the definitive joint proxy statement/prospectus to their respective shareholders and stockholders on February 28, 2018. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF PENN AND STOCKHOLDERS OF PINNACLE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Penn and Pinnacle, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Penn can be obtained, without charge, by directing a request to Justin Sebastiano, Penn National Gaming, Inc., 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610, Tel. No. (610) 401-2029. Copies of the documents filed with the SEC by Pinnacle can be obtained, without charge, by directing a request to Vincent Zahn, Pinnacle Entertainment, Inc., 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169, Tel. No. (702) 541-7777.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)

Date:	August 2, 2018	By:	/s/ Elliot D. Hoops
Elliot D. Hoops,
Vice President and Legal Counsel

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